================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 30, 2004



                            TITAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


       Illinois                   1-12936                    36-3228472
(State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                          Identification No.)

                      2701 Spruce Street, Quincy, IL 62301
          (Address of principal executive offices, including Zip Code)


                                 (217) 228-6011
              (Registrant's telephone number, including area code)

================================================================================

Item 7. FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits

99 Press release dated July 30, 2004, reporting second quarter 2004 financial results for Titan International, Inc.



Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION



     On July 30, 2004, Titan International, Inc. issued a press release reporting its second quarter 2004 financial results. A copy of the press release is furnished herewith as Exhibit 99.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TITAN INTERNATIONAL, INC.
                                                  (Registrant)



Date:  July 30, 2004                 By:     /s/ Kent W. Hackamack
                                     -----------------------------------------
                                                 Kent W. Hackamack
                                       Vice President of Finance and Treasurer
                                          (Principal Financial Officer and
                                            Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit No.          Description
----------           -----------
99                   Press release dated July 30, 2004, reporting second
                     quarter 2004 financial results for Titan
                     International, Inc.